Exhibit 10.1.1

RALLY SOFTWARE DEVELOPMENT CORP.
AMENDMENT NO. 1 TO FOURTH AMENDED AND RESTATED
INVESTOR RIGHTS AGREEMENT

THIS AMENDMENT NO. 1 TO FOURTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT (this “Amendment”) is entered into as of April 1, 2013 by and among RALLY SOFTWARE DEVELOPMENT CORP., a Delaware corporation (the “Company”), and the stockholders of the Company listed on listed on the signature pages hereto (the “Stockholders”).

W I T N E S S E T H:

WHEREAS, the Company and certain of its stockholders are parties to a Fourth Amended and Restated Investor Rights Agreement dated as of May 27, 2011 (the “Agreement”).  Capitalized terms used but not defined herein shall have the meaning given thereto in the Agreement.

WHEREAS, Section 5.5(a) of the Agreement provides that, except as otherwise expressly provided in the Agreement, and subject to Sections 3.11 and 4.4 of the Agreement, the Agreement may be amended or modified, either prospectively or retrospectively and either in general or with respect to any particular matter, only upon the written consent of the Company and the holders of at least fifty-five percent (55%) of the Registrable Securities then outstanding.

WHEREAS, Section 3.11 of the Agreement provides that, among other things, the portion of such Section 3.11 related to the Meritech Observer Right may be amended, or any provision thereof waived, either prospectively or retrospectively, only with the prior written consent of Major Investors holding at least sixty percent (60%) of the shares of Series E Stock held by all Major Investors.

WHEREAS, Section 4.4(a) of the Agreement provides that, among other things, the preemptive rights established by Section 4 of the Agreement may be amended, or any provision waived, either prospectively or retrospectively, only with the prior written consent of Major Investors holding at least fifty-five percent (55%) of the Registrable Securities held by all Major Investors.

WHEREAS, the Corporation and the Stockholder, which Stockholder collectively constitute (a) the holders of at least fifty-five percent (55%) of the outstanding Registrable Securities, (b) Major Investors holders at least sixty percent (60%) of the shares of Series E Stock held by all Major Investors and (c) Major Investors holding at least fifty-five percent (55%) of the Registrable Securities held by all Major Investors, desire to amend the Agreement as provided herein.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree hereto as follows:

1.             Section 3.15 of the Agreement is hereby amended and restated in its entirety to read as set forth below:

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“3.15      Termination of Covenants.  All covenants of the Company contained in Section 3 of this Agreement (other than the provisions of Section 3.3) shall expire and terminate as to each Investor upon the earlier of (i) the effective date of the registration statement pertaining to the Initial Offering, which results in the Preferred Stock being converted into Common Stock pursuant to the Company’s Amended and Restated Certificate of Incorporation, as the same may be amended from time to time, or (ii) the closing of an Acquisition or Asset Transfer (each as defined in the Company’s Amended and Restated Certificate of Incorporation, as in effect on the date hereof).”

2.             The first sentence of Section 4.4(a) of the Agreement is hereby amended and restated in its entirety to read as set forth below:

“The preemptive rights established by this Section 4 shall not apply to, and shall terminate upon the earlier of (i) the Company’s first Qualified Public Offering (as such term is defined in the Company’s Amended and Restated Certificate of Incorporation, as the same may be amended from time to time) and (ii) the closing of an Acquisition or Asset Transfer (each as defined in the Company’s Amended and Restated Certificate of Incorporation, as in effect on the date hereof).”

3.             This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

4.             This Amendment shall be governed by and construed under the laws of the State of Delaware in all respects as such laws are applied to agreements among Delaware residents entered into and to be performed entirely within Delaware.

5.             Except as specifically amended by this Amendment, the terms and conditions of the Agreement shall remain unchanged and in full force and effect.  In the event of any inconsistencies between this Amendment and the Agreement, the terms of this Amendment shall govern.

6.             This Amendment shall become effective when executed and delivered by the Company and (a) the holders of at least fifty-five percent (55%) of the outstanding Registrable Securities, (b) Major Investors holders at least sixty percent (60%) of the shares of Series E Stock held by all Major Investors and (c) Major Investors holding at least fifty-five percent (55%) of the Registrable Securities held by all Major Investors.  Upon such effectiveness, the terms of this Amendment shall be binding on each of the parties to the Agreement.  The Stockholder consent to a restatement of the Agreement to incorporate this Amendment.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have executed this AMENDMENT NO. 1 TO FOURTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

COMPANY:

RALLY SOFTWARE DEVELOPMENT CORP.

By:	/s/Timothy A. Miller
Timothy A. Miller
President and Chief Executive Officer

SIGNATURE PAGE TO AMENDMENT NO. 1 TO FOURTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

STOCKHOLDERS:

MERITECH CAPITAL PARTNERS IV L.P.

By: Meritech Capital Associates IV L.L.C.
its General Partner

By:	/s/Robert D. Ward
Robert D. Ward, a managing member

MERITECH CAPITAL AFFILIATES IV L.P.

By: Meritech Capital Associates IV L.L.C.
its General Partner

By:	/s/Robert D. Ward
Robert D. Ward, a managing member

Address:

245 Lytton Avenue, Suite 350
Palo Alto, CA 94301
Attn: Joel Backman
phone: (650) 475-2200
fax: (650) 475-2222

SIGNATURE PAGE TO AMENDMENT NO. 1 TO FOURTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

STOCKHOLDERS:

GREYLOCK XIII LIMITED PARTNERSHIP
GREYLOCK XIII-A LIMITED PARTNERSHIP

By:	Greylock XIII GP LLC, its General Partner

By:	/s/Donald Sullivan

Name:	Donald Sullivan

Title:	Administrative Partner

GREYLOCK XIII PRINCIPALS LLC

By:	Greylock Management Corporation, Sole Member

By:	/s/Donald Sullivan

Name:	Donald Sullivan

Title:	CFO

SIGNATURE PAGE TO AMENDMENT NO. 1 TO FOURTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

STOCKHOLDERS:

MDV IX, L.P., AS NOMINEE FOR,
MDV IX, L.P. AND MDV ENF IX, L.P.

By:	Ninth MDV, L.L.C., as General Partner

By:	/s/Bryan Stolle

Name:

Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 TO FOURTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

STOCKHOLDERS:

VISTA VENTURES ADVANTAGE, LP

By:	Pinyon Capital Management, LLC,
its General Partner

By:	/s/Kirk Holland

Name:	Kirk Holland

Title:	Manager

SIGNATURE PAGE TO AMENDMENT NO. 1 TO FOURTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

STOCKHOLDERS:

MOBIUS TECHNOLOGY VENTURES VI, L.P.
SOFTBANK U.S. VENTURES VI L.P.
MOBIUS TECHNOLOGY VENTURES ADVISORS FUND VI L.P.
MOBIUS TECHNOLOGY VENTURES SIDE FUND VI L.P.

By:	Mobius VI LLC, their General Partner

By:	/s/Bradley A. Feld
Bradley Feld, Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 1 TO FOURTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

STOCKHOLDERS:

BOULDER VENTURES V, L.P.

By:	BV Partners V, L.L.C.,
their General Partner

BOULDER VENTURES IV, L.P.
BOULDER VENTURES IV (ANNEX), L.P.

By:	BV Partners IV, L.L.C.,
their General Partner

By:	/s/Peter A. Roshko
Peter A. Roshko, Managing Member

SIGNATURE PAGE TO AMENDMENT NO. 1 TO FOURTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

STOCKHOLDERS:

RYAN MARTENS AND WYNN MARTENS, JWTROS

By:	/s/Ryan Martens
Ryan Martens

By:	/s/Wynn Martens
Wynn Martens

ELIZABETH E. MILLER IRREVOCABLE TRUST

By:	/s/Ryan Martens
RYAN MARTENS, Trustee

SYDNEY J. MILLER IRREVOCABLE TRUST

By:	/s/Ryan Martens
RYAN MARTENS, Trustee

SIGNATURE PAGE TO AMENDMENT NO. 1 TO FOURTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

STOCKHOLDERS:

TIMOTHY A. MILLER AND JERRI L. MILLER, TC

By:	/s/Timothy A. Miller
Timothy A. Miller

By:	/s/Jerri L. Miller
Jerri L. Miller

SIGNATURE PAGE TO AMENDMENT NO. 1 TO FOURTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

STOCKHOLDERS:

/s/Don Hazell
DON HAZELL

SIGNATURE PAGE TO AMENDMENT NO. 1 TO FOURTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

STOCKHOLDERS:

/s/James M. Lejeal
JAMES M. LEJEAL

SIGNATURE PAGE TO AMENDMENT NO. 1 TO FOURTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

STOCKHOLDERS:

MARK T. CARGES AND CAROL T. CARGES, JTWROS

By:	/s/Mark T. Carges
Mark T. Carges

By:	/s/Carol T. Carges
Carol T. Carges

SIGNATURE PAGE TO AMENDMENT NO. 1 TO FOURTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT